UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2018

Welltower Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company              ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note
On July 27, 2018, Welltower Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that on July 26, 2018 it had completed its previously announced mergers involving Potomac Acquisition LLC (“Potomac”), a subsidiary of the Company, Quality Care Properties, Inc. (“QCP”) and certain of QCP’s subsidiaries, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 25, 2018, among the Company, Potomac, QCP and certain subsidiaries of QCP. This Form 8-K/A amends the Initial 8-K to provide the historical audited and unaudited financial statements of QCP and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated balance sheet of QCP as of December 31, 2017, the audited consolidated statements of operations, comprehensive loss, equity, and cash flows of QCP for the year ended December 31, 2017, the notes related thereto, and the independent registered public accounting firm's report of Deloitte & Touche LLP relating to the financial statements of QCP are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

The unaudited consolidated balance sheets of QCP as of June 30, 2018 and December 31, 2017, the unaudited consolidated statements of operations, comprehensive loss, equity, and cash flows of QCP for the six months ended June 30, 2018 and 2017, and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2018, the unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2018 and the year ended December 31, 2017, and the notes related thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)  Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm for Quality Care Properties, Inc.

99.1
Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of June 30, 2018, Unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the six months ended June 30, 2018 and the year ended December 31, 2017, and the Notes related thereto.

99.2
Audited Consolidated Balance Sheet of QCP as of December 31, 2017, Audited Consolidated Statements of Operations, Comprehensive Loss, Equity, and Cash Flows of QCP for the year ended December 31, 2017, and the Notes related thereto, the Report of Independent Registered Public Accounting Firm relating to the financial statements of QCP (incorporated herein by reference to Part II, Item 8 of the annual report on Form 10-K of QCP (File No. 001-37805) filed on March 8, 2018).

99.3
Unaudited Consolidated Balance Sheets of QCP as of June 30, 2018 and December 31, 2017, Unaudited Consolidated Statements of Operations, Comprehensive Loss, Equity, and Cash Flows of QCP for the six months ended June 30, 2018 and 2017, and the Notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Senior Vice President – General Counsel & Corporate Secretary

Dated:  September 28, 2018